Prospectus Supplement Dated December 5, 2022
Important Changes to Vanguard’s Frequent Trading Policy

The Board of Trustees of the Vanguard Funds have approved certain changes to the Vanguard Funds Frequent Trading Policy, effective immediately.
Prospectus Text Changes
The following is added to replace the second and third bullet points in their entirety under the heading “Frequent-Trading Limitations” in the Investing with Vanguard section:
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online® and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™ and discretionary (advisor-directed) transactions through certain intermediaries.

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